UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         October 26, 2005
         Date of Report (Date of earliest event reported)



                      PACIFIC WEBWORKS, INC.
          (Name of small business issuer in its charter)

             Nevada                 000-26731             87-0627910
    (State of incorporation) (Commission File Number)  (I.R.S. Employer
                                                        Identification No.)

180 South 300 West, Suite 400, Salt Lake City, Utah            84101
    (Address of principal executive offices)                (Zip code)

Registrant's telephone number:  (801) 578-9020


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

The Securities and Exchange Commission ("SEC") has granted acceleration of the effective date of Pacific WebWorks, Inc.'s registration statement on Form SB-2 (File No. 333-127995). The registration statement was filed with the SEC on August 31, 2005, and after a limited review was amended on September 30, 2005. The SEC declared the Form SB-2 effective on October 26, 2005. The registration statement registered 12,963,338 shares of our common stock under the Securities Act of 1933 and 3,083,335 of those shares will be issued upon the exercise of warrants at some future date.


                            SIGNATURES


Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PACIFIC WEBWORKS, INC.



                                      /s/ Kenneth W. Bell
DATED:   October 27, 2005         By  __________________________________
                                      Kenneth W. Bell
                                      Chief Executive Officer